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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 25, 2006

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

              Canada                   001-32312              98-0442987
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   (State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)             File Number)        Identification No.)

   3399 Peachtree Road NE, Suite 1500, Atlanta, GA              30326
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      (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          (1) On September 25, 2006, Novelis Inc. (the "Company") entered into a Change in Control Agreement ("Agreements") with its following executive officers: Rick Dobson, Les Parrette, Steve Fisher, Arnaud de Weert, Orville Lunking, and Bob Patterson. The Company also entered into Agreements with certain other key employees who are not executive officers. The form of the Agreements is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

          Additionally, executive officers Martha Brooks, David Godsell, Kevin Greenawalt, and Tadeau Nardocci entered into new Change in Control Agreements ("Replacement Agreements") replacing their previous Change in Control Agreements ("Old Agreements") with the Company. As former officers or key employees of Alcan Inc. or one of its affiliates ("Alcan"), Ms. Brooks and Messrs. Godsell, Greenawalt, and Nardocci entered into the Old Agreements prior to the Company's spin-off from Alcan. The form of the Old Agreements was previously filed with the Securities and Exchange Commission and the form of the Replacement Agreements is filed with this report as Exhibit 99.2 and is incorporated herein by reference.

          The Agreements and the Replacement Agreements terminate upon the earlier of (i) December 31, 2008, unless a change in control event occurs on or before such date, or (ii) 24 months following the date of a change in control event. Each officer shall be entitled to the following payments if the Company terminates his or her employment other than for cause, or if the officer resigns for good reason, within six months before or 24 months after a change in control event:

               (a) a lump sum cash amount equal to two times (for Ms. Brooks and Messrs. Dobson, Parrette, Godsell, Fisher, Greenawalt, de Weert, and Nardocci) or one times (for Messrs. Lunking and Patterson) the sum of (1) the officer's annual base salary plus (2) the officer's target short term incentive opportunity for the calendar year in which the change in control occurs; the lump sum cash amount will be reduced by the amount of retention-related and severance payments, if any, paid or payable to the officer other than pursuant to the Agreements or Replacement Agreements to avoid duplication of payments to the officer;

               (b) other benefits described in the Agreements or Replacement Agreements including a lump sum payment to assist the officer with post-employment medical continuation coverage, life insurance benefits, and retirement benefits; and

               (c) with the exception of Messrs. Lunking and Patterson, a "gross-up" reimbursement for any excise tax liability imposed by
               Section 4999 of the Internal Revenue Code.

Such payments shall not be made if the officer's employment terminates because of death, disability, or retirement.

          Ms. Brooks and Messrs. Godsell, Greenawalt, and Nardocci shall also be entitled to such payments if the Company terminates his or her employment other than for cause, or if they resign for good reason prior to January 6, 2007, irrespective of whether a change in control event occurs, as was the case under the Old Agreements.

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          (2) On September 25, 2006, the Company entered into Recognition
Agreements ("Recognition Agreements") with its following executive officers:
Martha Brooks, Rick Dobson, Les Parrette, David Godsell, Steve Fisher, Kevin Greenawalt, Arnaud de Weert, Tadeau Nardocci, Orville Lunking, Bob Patterson and Brenda Pulley. The Company also entered into Recognition Agreements with certain other key employees who are not executive officers. The form of the Recognition Agreement is filed with this report as Exhibit 99.3 and is incorporated herein by reference.

          Under the Recognition Agreements, if the officer remains continuously employed by the Company through the vesting dates of December 31, 2007 and December 31, 2008, the officer is entitled to a Recognition Award (as defined in the Recognition Agreement) payable in whole shares of the Company's common stock (or cash if the Company's shareholders do not approve the Novelis Inc. 2006 Incentive Plan at the Company's 2005 annual meeting of shareholders).

          The number of shares of the Company's common stock issuable as a Recognition Award is as follows: 28,400 for Ms. Brooks, 19,500 shares for Mr. Dobson, 8,200 shares for Mr. de Weert, 8,200 shares for Mr. Greenawalt, 9,000 shares for Mr. Parrette, 8,200 shares for Mr. Godsell, 6,600 shares for Mr. Nardocci, 5,700 shares for Mr. Fisher, 5,400 shares for Mr. Lunking, 5,400 shares for Patterson, and 4,300 shares for Ms. Pulley. One half of the Recognition Award is issuable on each of December 31, 2007 and December 31, 2008, provided that the officer remains continuously employed by the Company through such dates.

          In addition, in the event an officer's employment is terminated by the Company on or before December 31, 2008, other than for cause, the officer shall be entitled to a severance payment under the Recognition Agreement equal to the greater of (i) the amount of severance the officer would receive from the Company's standard severance program or (ii) the amount of 150% (for Ms. Brooks, Ms. Pulley and Messrs. Dobson, Parrette, Godsell, Fisher, Greenawalt, de Weert, and Nardocci) or 100% (for Messrs. Lunking and Patterson) of annual base salary, in each case payable in a single lump sum. Such payment shall not be made if the officer's employment terminates because of death disability or retirement.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits

99.1 Form of Change in Control Agreement between Novelis Inc. and certain executive officers
99.2 Form of Change in Control Agreement between Novelis Inc. and certain executive officers and key employees
99.3 Form of Recognition Agreement between Novelis Inc. and certain executive officers and key employees

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        NOVELIS INC.


Date:  September 25, 2006                               By: /s/ Nichole Robinson
                                                            --------------------
                                                            Nichole Robinson
                                                            Secretary
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                                INDEX TO EXHIBITS

Exhibit
Number    Description
-------   ----------------------------------------------------------------------
99.1 Form of Change in Control Agreement between Novelis Inc. and certain executive officers
99.2 Form of Change in Control Agreement between Novelis Inc. and certain executive officers and key employees
99.3 Form of Recognition Agreement between Novelis Inc. and certain executive officers and key employees